FINANCIAL GUARANTY INSURANCE COMPANY
------------------------------------------------------------------------------


UNAUDITED INTERIM FINANCIAL STATEMENTS


March 31, 1997


Balance Sheets..........................................................1
Statements of Income....................................................2
Statements of Cash Flows................................................3
Notes to Unaudited Interim Financial Statements.........................4

FINANCIAL GUARANTY INSURANCE
COMPANY                                                          BALANCE SHEET
------------------------------------------------------------------------------
($ in Thousands)

                                                                     MARCH 31,    DECEMBER 31,
                                                                        1997          1996
                                                                   -------------  ------------
ASSETS                                                              (UNAUDITED)

Fixed maturity securities, available for sale, at fair value
  (amortized cost of $2,141,691 in 1997 and $2,190,303 in 1996)...  $  2,165,694  $  2,250,549
Short-term investments, at cost, which approximates market........       165,686        73,839
Cash..............................................................         1,050           860
Accrued investment income.........................................        36,173        37,655
Reinsurance receivable............................................         6,986         7,015
Deferred policy acquisition costs.................................        90,960        91,945
Property, plant and equipment net of accumulated depreciation of
  $15,962 in 1997 and $15,333 in 1996.............................         4,343         4,696
Prepaid reinsurance premiums......................................       167,643       167,683
Prepaid expenses and other assets.................................        23,773        19,899
                                                                    ------------  ------------
    Total assets..................................................  $  2,662,308  $  2,654,141
                                                                    ------------  ------------
                                                                    ------------  ------------
Liabilities and Stockholder's Equity

Liabilities:
Unearned premiums.................................................  $    673,704  $    681,816
Losses and loss adjustment expenses...............................        70,713        72,616
Ceded reinsurance payable.........................................           373        10,561
Accounts payable and accrued expenses.............................        57,144        54,165
Due to parent.....................................................            --         1,791
Current federal income taxes payable..............................        65,679        52,016
Deferred federal income taxes payable.............................        80,354        91,805
Payable for securities purchased..................................         8,026         4,937
                                                                    ------------  ------------
    Total liabilities.............................................       955,993       969,707
                                                                    ------------  ------------
                                                                    ------------  ------------
Stockholder's Equity:
Common stock, par value $1,500 per share at March 31, 1997 and at
  December 31, 1996: 10,000 shares authorized, issued and
  outstanding.....................................................        15,000        15,000
Additional paid-in capital........................................       334,011       334,011
Net unrealized gains on fixed maturity securities available for
  sale, net of tax................................................        15,602        39,160
Foreign currency translation adjustment...........................          (423)         (429)
Retained earnings.................................................     1,342,125     1,296,692
                                                                    ------------  ------------
    Total stockholder's equity....................................     1,706,315     1,684,434
                                                                    ------------  ------------
    Total liabilities and stockholder's equity....................  $  2,662,308  $  2,654,141
                                                                    ------------  ------------
                                                                    ------------  ------------

                      See accompanying notes to interim financial statements.

FINANCIAL GUARANTY INSURANCE
COMPANY                                                   STATEMENT OF INCOME
------------------------------------------------------------------------------
($ in Thousands)

                                                                 THREE MONTHS ENDED MARCH 31,
                                                                   1997                1996
                                                                ----------          ---------
                                                                         (UNAUDITED)

Revenues:
  Gross premiums written.......................................  $  28,518          $  21,277
  Ceded premiums...............................................     (7,137)            (3,300)
                                                                ----------          ---------
  Net premiums written.........................................     21,381             17,977
  Decrease in net unearned premiums............................      8,072             17,018
                                                                ----------          ---------
  Net premiums earned..........................................     29,453             34,995
  Net investment income........................................     31,597             31,063
  Net realized gains...........................................      6,069              5,074
                                                                ----------          ---------
    Total revenues.............................................     67,119             71,132
                                                                ----------          ---------
Expenses:
  Losses and loss adjustment expenses..........................       (249)            (1,165)
  Policy acquisition costs.....................................      3,851              6,790
  Other underwriting expenses..................................      3,851              4,207
                                                                ----------          ---------
    Total expenses.............................................      7,453              9,832
                                                                ----------          ---------
    Income before provision for federal income taxes...........     59,666             61,300

 Provision for federal income taxes............................     14,233             13,346
                                                                ----------          ---------
    Net income.................................................  $  45,433          $  47,954
                                                                ----------          ---------
                                                                ----------          ---------


                      See accompanying notes to interim financial statements.

FINANCIAL GUARANTY INSURANCE
COMPANY                                                 STATEMENT OF CASH FLOW
------------------------------------------------------------------------------
($ in Thousands)


                                                                     THREE MONTHS ENDED MARCH 31,
                                                                     ----------------------------
                                                                        1997         1996

                                                                     -----------  -----------
                                                                             (UNAUDITED)
Operating activities:

 Net income.........................................................   $  45,433    $  47,954
 Adjustments to reconcile net income to net cash provided by operating activities:
 Provision for deferred income taxes................................         562          917
 Amortization of fixed maturity securities..........................         227           41
 Policy acquisition costs deferred..................................      (2,866)      (4,258)
 Amortization of deferred policy acquisition costs..................       3,851        6,790
 Depreciation of fixed assets.......................................         629          612
 Change in reinsurance receivable...................................          29          124
 Change in prepaid reinsurance premiums.............................          40        1,398
 Foreign currency translation adjustment............................           9       (1,218)
 Change in accrued investment income, prepaid expenses and other
   assets...........................................................      (2,392)      15,127
 Change in unearned premiums........................................      (8,112)     (18,416)
 Change in losses and loss adjustment expense reserves..............      (1,903)      (3,005)
 Change in other liabilities........................................      (9,000)        (552)
 Change in current income taxes payable.............................      13,663       12,429
 Net realized gains on investments..................................      (6,069)      (5,074)
                                                                     -----------  -----------
Net cash provided by operating activities..........................      34,101       52,869
                                                                     -----------  -----------
Investing activities:

Sales or maturities of fixed maturity securities...................     272,200      199,015
Purchases of fixed maturity securities.............................    (213,987)    (240,781)
Sales or maturities (purchases) of short-term investments, net.....     (91,847)     (10,101)
Purchases of property and equipment, net...........................        (277)        (381)
                                                                     -----------  -----------
Net cash used for investing activities.............................     (33,911)     (52,248)
Increase in cash...................................................         190          621
Cash at beginning of period........................................         860          199
                                                                     -----------  -----------
Cash at end of period..............................................   $   1,050    $     820
                                                                     -----------  -----------
                                                                     -----------  -----------

                      See accompanying notes to interim financial statements.

FINANCIAL GUARANTY INSURANCE
COMPANY                                          NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------

MARCH 31, 1997 AND 1996
(UNAUDITED)


(1) BASIS OF PRESENTATION
    ---------------------

    The interim financial statements of Financial Guaranty Insurance Company (the Company) in this report reflect all adjustments necessary, in the opinion of management, for a fair statement of
    (a) results of operations for the three months ended March 31, 1997 and 1996, (b) the financial position at March 31, 1997 and December 31, 1996, and (c) cash flows for the three months ended March 31, 1997 and 1996.

    These interim financial statements should be read in conjunction with the financial statements and related notes included in the 1996 audited financial statements.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) STATUTORY ACCOUNTING PRACTICES
    ------------------------------

    The financial statements are prepared on the basis of GAAP, which differs in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities. The following are the significant ways in which statutory basis accounting practices differ from GAAP:

    (a) premiums are earned directly in proportion to the scheduled principal and interest payments rather than in proportion to the total exposure outstanding at any point in time;

    (b) policy acquisition costs are charged to current operations as incurred rather than as related premiums are earned;

    (c) a contingency reserve is computed on the basis of statutory requirements for the security of all policyholders, regardless of whether loss contingencies actually exist, whereas under GAAP, a reserve is established based on an ultimate estimate of exposure;

    (d) certain assets designated as "non-admitted assets" are charged directly against surplus but are reflected as assets under GAAP, if recoverable;

    (e) federal income taxes are only provided with respect to taxable income for which income taxes are currently payable, while under GAAP taxes are also provided for differences between the financial reporting and tax bases of assets and liabilities;

    (f) purchases of tax and loss bonds are reflected as admitted assets, while under GAAP they are recorded as federal income tax payments; and

    (g) all fixed income investments are carried at amortized cost, rather than at fair value for securities classified as "Available for Sale" under GAAP.

FINANCIAL GUARANTY INSURANCE
COMPANY                                          NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------

The following is a reconciliation of the net income and stockholder's equity of Financial Guaranty prepared on a GAAP basis to the corresponding amounts reported on a statutory basis for the periods indicated below:

                                                                            THREE MONTHS ENDED MARCH 31,
                                                                  ------------------------------------------------
                                                                           1997                     1996
                                                                  -----------------------  -----------------------


                                                                     NET     STOCKHOLDER'S    NET     STOCKHOLDER'S
                                                                   INCOME       EQUITY      INCOME       EQUITY
                                                                  ---------  ------------  ---------  ------------
GAAP basis amount...............................................     45,433    1,706,315   $  47,954   $1,553,480

Premium revenue recognition.....................................     (2,466)    (178,751)     (1,933)    (168,861)

Deferral of acquisition costs...................................        985      (90,960)      2,532      (92,336)

Contingency reserve.............................................     --         (474,460)     --         (403,087)

Non-admitted assets.............................................     --           (3,257)     --           (5,283)

Case-basis losses incurred......................................       (661)      (3,910)     (1,750)      (1,798)

Portfolio loss reserves.........................................     --           24,000      --           24,000

Deferral of income tax..........................................        570       71,274         917       65,315

Unrealized gains on fixed maturity securities held at fair
  value, net of taxes...........................................     --          (15,602)     --          (22,222)

Profit commission...............................................       (343)      (6,528)        782       (4,965)

Contingency reserve tax deduction...............................     --           85,176      --           78,196

Allocation of tax benefits due to Parent's net operating loss to
  the Company...................................................         94       10,628         (55)      10,236
                                                                  ---------  ------------  ---------  ------------
Statutory basis amount..........................................     43,612    1,123,724   $  48,447   $1,032,675
                                                                  ---------  ------------  ---------  ------------
                                                                  ---------  ------------  ---------  ------------

FINANCIAL GUARANTY INSURANCE
COMPANY                                          NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------

MARCH 31, 1997 AND 1996
(Unaudited)

(3) DIVIDENDS
    ---------

    Under New York Insurance Law, the Company may pay a dividend only from earned surplus subject to the following limitations:

    - Statutory surplus after dividends may not be less than the minimum required paid-in capital, which was $2,100,000 in 1996.

     - Dividends may not exceed the lesser of 10 percent of its surplus or 100 percent of adjusted net investment income, as defined therein, for the twelve month period ending on the preceding December 31, without the prior approval of the Superintendent of the New York State Insurance Department.

        The amount of the Company's surplus available for dividends during 1997 is approximately $112.4 million.

(4) INCOME TAXES
    ------------

    The Company's effective Federal corporate tax rate (23.9 percent and 21.8 percent for the three months ended March 31, 1997 and 1996, respectively) is less than the statutory corporate tax rate (35 percent in 1996 and 1995) on ordinary income due to permanent differences between financial and taxable income, principally tax-exempt interest.

(5) REINSURANCE
    -----------

    In accordance with Statement of Financial Accounting Standards No. 113 ("SFAS 113"), "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts", the Company reports assets and liabilities relating to reinsured contracts gross of the effects of reinsurance. Net premiums earned are shown net of premiums ceded of $7.2 million and $7.3 million, respectively, for the three months ended March 31, 1997 and 1996.